-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                      FORM 8-K/A

                                 AMENDMENT NO.  1 TO
                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  December 10, 1997




                               HORIZON PHARMACIES, INC.
                (Exact name of registrant as specified in its charter)




               TEXAS                      0-22403               75-2441557
  (State or other jurisdiction of       (Commission          (I.R.S. Employer
   incorporation or organization)       File Number)        Identification No.)


        275 W. PRINCETON DRIVE
           PRINCETON, TEXAS                                        75407
(Address of Principal Executive Offices)                         (Zip Code)

                                    (972) 736-2424
                 (Registrant's telephone number, including area code)

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Filed herewith as a part of this report are the following financial statements for Mart Super Drug: (i) audited Balance Sheet at December 31, 1996 and audited Statement of Income, Statement of Partners' Equity and Statement of Cash Flows each for the year ended December 31, 1996, and the report of Howard & Waltrip, P.C., certified public accountants, thereon, together with the notes thereto; and (ii) unaudited Balance Sheet at September 30, 1997, and unaudited Statements of Income, unaudited Statements of Partners' Equity and unaudited Statements of Cash Flows, each for the nine months ended September 30, 1997 and September 30, 1996. These financial statements are being filed in accordance with and within the time provided for in
          Item 7(a)(4).

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Filed herewith as a part of this report are HORIZON Pharmacies, Inc.'s (the "Registrant") Pro Forma Combined Condensed Balance Sheet at September 30, 1997 and Pro Forma Combined Condensed Statement of Income for the nine months ended September 30, 1997 and the year ended December 31, 1996, and the notes thereto. These pro forma financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

     (c)  EXHIBITS.

          The following exhibits are filed with this report:

          Exhibit No.  Name of Exhibit
          -----------  ---------------

              23 Consent of Howard & Waltrip, P.C., Independent Auditors (filed electronically herewith).

                                MART SUPER DRUG
                             FINANCIAL STATEMENTS
                         YEAR ENDED DECEMBER 31, 1996
                      WITH REPORT OF INDEPENDENT AUDITORS

                        INDEX TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS OF MART SUPER DRUG.
   Report of Independent Auditors ......................................... F-2
   Balance Sheets at December 31, 1996 and September 30, 1997 (unaudited).. F-3 Statements of Income for the year ended December 31, 1996 and for the nine months ended September 30, 1996 (unaudited) and September 30,
    1997 (unaudited)....................................................... F-4
   Statements of Partners' Equity for the year ended December 31, 1996 and for the nine months ended September 30, 1996 (unaudited) and
    September 30, 1997 (unaudited)......................................... F-5
   Statements of Cash Flows for the year ended December 31, 1996 and for the nine months ended September 30, 1996 (unaudited) and September 30,
    1997 (unaudited)....................................................... F-6
   Notes to Financial Statements........................................... F-7

PRO FORMA COMBINED FINANCIAL DATA OF HORIZON PHARMACIES, INC............... F-8
   Pro Forma Combined Condensed Balance Sheet at September 30, 1997........ F-9
   Pro Forma Combined Condensed Statement of Income for the nine months ended September 30, 1997............................................... F-10
   Pro Forma Condensed Statement of Income for the year ended December 31,
    1996................................................................... F-11
   Adjustments to Pro Forma Financial Statements........................... F-12

                                  [LETTERHEAD]


The Partners of Mart Super Drug                               January 29, 1998


                        REPORT OF INDEPENDENT AUDITORS

We have audited the accompanying balance sheet of Mart Super Drug as of December 31, 1996, and the related statement of income, partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mart Super Drug at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.




Howard & Waltrip, P.C.
Certified Public Accountants
Dallas, Texas

MART SUPER DRUG
BALANCE SHEETS

                                                       DECEMBER 31,  SEPTEMBER 30,
ASSETS                                                    1996           1997
                                                       ------------  -------------
                                                                       (Unaudited)
Current assets:
 Cash                                                    $ 77,967       $ 88,773
 Accounts receivable-trade                                 31,014         31,285
 Inventories, lower of cost or market                     164,567        155,095
 Prepaid expenses                                               0            889
                                                         --------       --------

   Total current assets                                   273,548        276,042

Fixed assets:
 Furniture and Equipment                                   23,310         23,310
 Automobile                                                 9,528          9,528
 Accumulated depreciation                                 (18,331)       (20,998)
                                                         --------       --------

   Total net fixed assets                                  14,507         11,840
                                                         --------       --------

TOTAL ASSETS                                             $288,055       $287,882
                                                         --------       --------
                                                         --------       --------

LIABILITIES AND PARTNERS' EQUITY

Liabilities
 Accounts payable-trade                                    64,875         59,493
 Payroll taxes payable                                      2,723          3,192
 Accrued expenses                                           1,938          2,211
                                                         --------       --------

   Total liabilities                                       69,536         64,896

Partners' equity                                          218,519        222,986
                                                         --------       --------

TOTAL LIABILITIES AND
 PARTNERS' EQUITY                                        $288,055       $287,882
                                                         --------       --------
                                                         --------       --------

See accompanying notes.

MART SUPER DRUG
STATEMENTS OF INCOME

                                                                  NINE MONTHS ENDED
                                               YEAR ENDED           SEPTEMBER 30,
                                              DECEMBER 31,    -------------------------
                                                  1996           1996           1997
                                              ------------    ----------     ----------
                                                                   (Unaudited)
Net sales                                      $1,605,809     $1,184,826     $1,272,506

Cost of sales                                   1,236,862        930,062        977,105
                                               ----------     ----------     ----------

Gross profit                                      368,947        254,764        295,401
                                               ----------     ----------     ----------

Operating expenses:
 Selling, general and administrative              287,413        211,899        232,851
 Depreciation                                       2,365          1,654          2,667
                                               ----------     ----------     ----------

  Total operating expenses                        289,778        213,553        235,518

Income from operations                             79,169         41,211         59,883

Other income (expense):
 Other income                                       2,865          2,182          2,630
 Contributions                                        (87)           (73)          (600)
                                               ----------     ----------     ----------

  Total other income (expense)                      2,778          2,109          2,030
                                               ----------     ----------     ----------

  Net income                                   $   81,947     $   43,320     $   61,913
                                               ----------     ----------     ----------
                                               ----------     ----------     ----------

See accompanying notes.

MART SUPER DRUG
STATEMENTS OF PARTNERS' EQUITY

                                                             NINE MONTHS ENDED
                                           YEAR ENDED          SEPTEMBER 30,
                                          DECEMBER 31,    -----------------------
                                              1996          1996           1997
                                          ------------    --------       --------
                                                                (Unaudited)
Balance, Beginning of period               $189,894       $189,894       $218,519

Partner withdrawals                         (53,322)       (43,329)       (57,446)

Net income                                   81,947         43,320         61,913
                                           --------       --------       --------

Balance, End of Period                     $218,519       $189,885       $222,986
                                           --------       --------       --------
                                           --------       --------       --------

See accompanying notes.

MART SUPER DRUG
STATEMENTS OF CASH FLOWS

                                                                       NINE MONTHS ENDED
                                                      YEAR ENDED         SEPTEMBER 30,
                                                     DECEMBER 31,    ---------------------
                                                        1996           1996         1997
                                                     ------------    --------     --------
                                                                         (Unaudited)
Operating activities:
 Net income                                           $ 81,947       $ 43,320     $ 61,913

Adjustments to reconcile net income to net cash provided by operating activities:

 Depreciation                                            2,365          1,654        2,667
 Change in operating assets and liabilities:
  Accounts receivable-trade                             (6,518)       (21,187)        (271)
  Inventories                                          (18,662)             0        9,472
  Prepaid expenses                                           0              0         (889)
  Accounts payable-trade                                16,124          6,562       (5,382)
  Payroll taxes payable                                    716            331          469
  Accrued expenses                                        (214)          (891)         273
                                                      --------       --------     --------

Net cash provided by operating activities               75,758         29,788       68,252

Investing activities:
 Purchase of fixed assets                               (6,688)             0            0

Financing activities:
 Partner withdrawals                                   (53,322)       (43,329)     (57,446)
                                                      --------       --------     --------

Net increase (decrease) in cash                         15,748        (13,541)      10,806

Cash at beginning of period                             62,219         62,219       77,967
                                                      --------       --------     --------

Cash at end of period                                 $ 77,967       $ 48,678     $ 88,773
                                                      --------       --------     --------
                                                      --------       --------     --------


Supplemental disclosure of interest paid              $      0       $      0     $      0
                                                      --------       --------     --------
                                                      --------       --------     --------

See accompanying notes.

                                MART SUPER DRUG
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


1.  Summary of significant accounting policies

Organization

MART SUPER DRUG, a partnership between Scott S. Spencer and Jacques Jett, (the "Company"), owns and operates a retail pharmacy in Brookfield, Missouri.

Basis of accounting

The accompanying financial statements are prepared on the accrual basis of accounting and accordingly reflect revenues at the time products are sold or services rendered. Expenses are recognized when the products are received or the services are performed.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates, and such differences may be material to the financial statements.

Depreciation

Depreciation of fixed assets is provided on a straight-line basis over the estimated useful lives of the assets.

Unaudited financial statements

The accompanying unaudited financial statements include all adjustments, consisting of normal, recurring accruals, which the Company considers necessary for a fair presentation of the financial position and the results of operations for the indicated periods.

2.  Leases

The Company leases the retail store facilities under an operating lease which is scheduled to expire November 30, 1998. The monthly lease payments are $650 and the annual rent for 1996 was $7,800.

3.  Subsequent events

On December 10, 1997 the Company sold a majority of its assets to HORIZON Pharmacies, Inc. and ceased operations.

                      PRO FORMA COMBINED FINANCIAL DATA

     The following unaudited Pro Forma Combined Condensed Statements of Income for the year ended December 31, 1996 and the nine months ended September 30, 1997 reflect the historical results of operations of the Company, adjusted to give effect to the acquisition of Mart Super Drug
(the "Brookfield Store") in December 1997 as though such store was acquired January 1, 1996. The Pro Forma Combined Condensed Balance Sheet as of September 30, 1997 reflects the historical financial position of the Company as of that date, adjusted to give pro forma effect to the acquisition of the Brookfield Store as if it had occurred as of September 30, 1997.

     The pro forma adjustments are based upon available information and assumptions that management of the Company believes are reasonable and fairly reflect all expenses associated with the acquired business. The Pro Forma Combined Financial Data do not purport to represent the financial position or results of operations which would have occurred had such transactions been consummated on the dates indicated or the Company's financial position or results of operations for any future date or period. These Pro Forma Combinded Condensed Financial Statements and notes thereto should be read in conjunction with the historical financial statements and notes of the Company and the financial statements of the Brookfield Store.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED BALANCE SHEET
SEPTEMBER 30, 1997
(IN THOUSANDS)

         ASSETS
                                      Company       Brookfield
                                     Historical    Store (Note)   Pro Forma
                                     --------------------------------------
Current assets:
    Cash                             $  1,272                     $  1,272
    Accounts receivable                 3,087         $  30          3,117
    Inventories                         6,435           208          6,643
    Prepaid expenses                       93             0             93
                                     --------------------------------------
Total current assets                   10,887           238         11,125
Property and equipment, net             1,069            20          1,089
Intangibles, net                        1,782            68          1,850
                                     --------------------------------------
Total assets                         $ 13,738         $ 326       $ 14,064
                                     --------------------------------------
                                     --------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Bank Overdraft                   $      0         $ 120       $    120
    Accounts payable                    2,132                        2,132
    Accrued liabilities                   549                          549
    Notes payable                         347                          347
    Current portion of long-term
     obligations
                                          575            23            598
                                     --------------------------------------
Total current liabilities               3,603           143          3,746
Long-term obligations                   2,764           183          2,947
Deferred income taxes                     149                          149
Shareholders' equity:
    Common stock                           25                           25
    Additional paid-in capital          7,061                        7,061
    Retained earnings                     136                          136
                                     --------------------------------------
Total shareholders' equity              7,222                        7,222
                                     --------------------------------------
Total liabilities and shareholders'
 equity                              $ 13,738         $ 326       $ 14,064
                                     --------------------------------------
                                     --------------------------------------

--------------
Note: The Brookfield Store was acquired in December 1997 for a total consideration of $326 financed by a note payable of $206 and cash of $120 and is included herein at the values allocated to assets acquired.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 1997
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                   Historical
                                           ------------------------
                                                         Brookfield     Pro Forma
                                           Company         Store       Adjustments      Pro Forma
                                           ---------------------------------------      ---------
Net sales                                  $17,940         $1,273                       $  19,213
Cost and expenses:
  Cost of sales                             12,177            977                          13,154
  Depreciation and amortization                205              3       $ (3)(1)              213
                                                                           8 (1)
  Selling, general and administrative        4,869            231        (45)(3)            5,058
                                                                           3 (5)
                                           ---------------------------------            ---------
Total costs and expenses                    17,251          1,211        (37)              18,425
                                           ---------------------------------            ---------
Income from operations                         689             62         37                  788
Interest expense and other, net                176                        12 (3)              188
                                           ---------------------------------            ---------
Income before income taxes                     513             62         25                  600
Provision for income taxes:
  Current                                       59                                             59
  Deferred                                     149                                            149
  Pro forma provision for income taxes         111              0         30 (6)              144
                                           ---------------------------------            ---------
Net income                                 $   194         $   62       $ (5)           $     251
                                           ------------------------------------------------------
                                           ------------------------------------------------------
Net income per share                                                                    $    0.11
                                                                                        ---------
                                                                                        ---------
Shares used in computation (A)                                                          2,321,265
                                                                                        ---------
                                                                                        ---------

(A) Weighted average shares outstanding have been adjusted to show the 3 for 2 stock split which occurred on November 24, 1997.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1996
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                Historical
                                         -----------------------
                                                      Brookfield    Pro Forma
                                          Company       Store      Adjustments   Pro Forma
                                         -------------------------------------   ----------
Net sales                                $   13,136    $  1,606                  $   14,742
Cost and expenses:
  Cost of sales                               8,942       1,237                      10,179
  Depreciation and amortization                 172           2       $ (2)(1)          182
                                                                        10 (1)
  Selling, general and administrative         3,471         285        (52)(3)        3,707
                                                                         3 (5)
                                         ---------------------------------       ----------
Total costs and expenses                     12,585       1,524        (41)          14,068
                                         ---------------------------------       ----------
Income from operations                          551          82         41              674
Interest expense and other, net                 249           0         16 (2)          265
                                         ---------------------------------       ----------
Income before income taxes                      302          82         25              409
Pro forma provision for income taxes            106           0         37 (6)          143
                                         ---------------------------------       ----------
Pro forma net income                     $      196    $     82       $(12)      $      266
                                         --------------------------------------------------
                                         --------------------------------------------------
Pro forma net income per share                                                   $     0.17
                                                                                 ----------
                                                                                 ----------
Shares used in computation (A)                                                    1,611,369
                                                                                 ----------
                                                                                 ----------

(A) Weighted average shares outstanding have been adjusted to show the 3 for 2 stock split which occurred on November 24, 1997.

                 ADJUSTMENTS TO PRO FORMA FINANCIAL STATEMENTS

(1) Adjust depreciation and amortization of acquired equipment and intangibles to reflect new basis in the acquired store:

        Eliminate historical depreciation:
          Twelve months ended December 31, 1996:                               $  2,000
          Nine months ended September 30, 1997:                                   3,000

        Provide depreciation and amortization on acquired
         bases in equipment and intangibles:
          Equipment - 7 year life - purchase price allocated                     20,000
          Intangibles - 5 to 20 year life - purchase price allocated             68,000

        Twelve months ended December 31, 1996:
          Depreciation of equipment                                              4,000
          Amortization of intangibles                                            6,000
                                                                               --------
                    Total                                                        10,000

        Nine months ended September 30, 1997:
          Depreciation of equipment                                               3,000
          Amortization of intangibles                                             5,000
                                                                               --------
                    Total                                                         8,000

(2)  Adjust interest expense:

        Eliminate historical interest expense:
          Twelve months ended December 31, 1996:                                      0
          Nine months ended September 30, 1997:                                       0

        Provide for interest expense on debt issued in acquisition:
          Debt                                                                  206,000
          Interest Rate                                                           8.00%

          Twelve months ended December 31, 1996:                                 16,000
          Nine months ended September 30, 1997:                                  12,000

(3)  Decrease previous Officer Salary to new contract with Horizon:

          Twelve months ended December 31, 1996:                                 52,000
          Nine months ended September 30, 1997:                                  45,000

(5)  Eliminate investment income:

          Twelve months ended December 31, 1996:                                  3,000
          Nine months ended September 30, 1997:                                   3,000


(6) Adjust pro forma income taxes (at a rate of 35%) for acquistion adjustments and historical income:

          Twelve months ended December 31, 1996:                                 37,000
          Nine months ended September 30, 1997:                                  34,000

                                      SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       REGISTRANT:

                                       HORIZON PHARMACIES, INC.


Date: February 18, 1998                By: /s/ Ricky D. McCord
                                          ------------------------------------
                                          Ricky D. McCord, President

                                 INDEX TO EXHIBITS



                                                                   Appears at
Exhibit                                                            Sequentially
Number    Description                                              Numbered Page
-------   -----------                                              -------------

  23      Consent of Howard & Waltrip, P.C., Independent                 5
          Auditors (filed electronically herewith).